                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                                  PSICOR, INC.
                                       BY
                           BAXTER CVG SERVICES, INC.
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                         BAXTER HEALTHCARE CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                       OF
                           BAXTER INTERNATIONAL INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Shares Certificates") evidencing shares of common stock, no par value (the "Shares"), of PSICOR, Inc., a Pennsylvania corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to First Chicago Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                BY MAIL:                      BY HAND OR OVERNIGHT COURIER:

          Tenders & Exchanges                      Tenders & Exchanges
           P.O. Box 2559-PSIC                         14 Wall Street
               Suite 4660                       8th Floor, Suite 4680-PSIC
       Jersey City, NJ 07303-2559                   New York, NY 10005

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

    The Guarantee on the reverse side must be completed.

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
Ladies and Gentlemen:

    The undersigned hereby tenders to Baxter CVG Services II, Inc., a Pennsylvania corporation and wholly owned subsidiary of Baxter Healthcare Corporation, a Delaware corporation and wholly owned subsidiary of Baxter International Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 29, 1995 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares:_______________________________________________________________
Certificate Nos. (if available):________________________________________________
________________________________________________________________________________
Check ONE box if Shares will be tendered by book-entry transfer:
/ / ____________________________________________________________________________
/ / ____________________________________________________________________________
/ / ____________________________________________________________________________
Account Number:_________________________________________________________________
Dated:__________________________________________________________________________

Name(s) of Record Holder(s):
________________________________________________________________________________
________________________________________________________________________________
                                 (Please Print)
Address(es):____________________________________________________________________
________________________________________________________________________________
                                                                      (Zip Code)
Company Area Code and Tel. No:
Area Code and Tel. No.:_________________________________________________________
Signature(s):___________________________________________________________________
________________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three National Association of Securities Dealers, Inc. Automated Quotation System National Market trading days after the date hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

Name of Firm:___________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                                                                      (Zip Code)
Area Code and Tel. No.:_________________________________________________________

________________________________________________________________________________
                             (Authorized Signature)
Title:__________________________________________________________________________
Date:___________________________________________________________________________

NOTE: DO  NOT SEND CERTIFICATES FOR SHARES  WITH THIS NOTICE. SHARE CERTIFICATES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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